UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Wilshire Boulevard, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other	Events.

On June 27, 2005, Broadway Financial Corporation (the “Company”) issued a press release announcing the results of voting at its annual shareholders meeting and the declaration of its second quarter dividend. A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01 Financial	Statements and Exhibits.

(c) Exhibits

99.1	Press release dated June 27, 2005 announcing the election of directors and second quarter dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: June 27, 2005	by	/s/ Alvin D. Kang
Alvin D. Kang
Chief Financial Officer